                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No.____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               BIKERS DREAM, INC.
                (Name of Registrant as Specified in Its Charter)

                           --------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)      Title of each class of securities to which transaction applies:
                ---------------------------------------------------------------

        2)      Aggregate number of securities to which transaction applies:
                ---------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ---------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:
                ---------------------------------------------------------------

        5)      Total fee paid:
                ---------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid: __________________________

        2)      Form, Schedule or Registration Statement No.: _______________

        3)      Filing Party: ___________________________________________

        4)      Date Filed: ____________________________________________

                               BIKERS DREAM, INC.

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held July 19, 1999

                             -----------------------

To the Shareholders of
Bikers Dream, Inc.:

        The Annual Meeting of Shareholders of Bikers Dream, Inc., a California corporation (the "Company"), will be held at 237 Park Avenue, 9th floor, New York, New York 10017 on July 19, 1999, at 9:00 a.m., local time, and any adjournments thereof, to consider and act upon the following matters:

        (1)     The election of five directors;

        (2) The ratification of the selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants for fiscal year 1999;

        (3) The authorization and ratification of: (i) the issuance and sale in private placements of up to 3,090 shares (the
                "Preferred Shares") of the Company's Series D 5% Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock") and Common Stock Purchase Warrants to purchase up to 125,000 shares of Common Stock ("Warrants"),
                (ii) the issuance of that number of shares of the Company's Common Stock, no par value ("Common Stock"), issuable upon conversion of the Series D Preferred Stock being approved for issuance, based on the conversion formula set forth in the Certificate of Determination governing the Series D Preferred Stock, (iii) the issuance of the maximum number of shares of Common Stock issuable upon exercise of the Warrants in accordance with their terms; and (iv) the issuance of Series D Preferred Stock, in accordance with the terms of the Certificate of Determination governing the Series D Preferred Stock, as a dividend upon all shares of Series D Preferred Stock being approved for issuance.

        (4) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

        The subject matter of each of the above proposals is described within the accompanying Proxy Statement.

        The Board of Directors has fixed the close of business on _______, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

        In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding voting shares of the Company must be present in person or be represented by proxy.

        Whether or not you expect to attend the Annual Meeting in person, please date, sign and mail the enclosed Proxy in the postage-paid return envelope provided as promptly as possible. The Proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                        By Order of the Board of Directors

                                        Herm Rosenman
                                        President and Chief Executive Officer
Mira Loma, California
_________, 1999

                               BIKERS DREAM, INC.
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752

                             -----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 1999

                             -----------------------

To Our Shareholders:

        Your Board of Directors furnishes this Proxy Statement in connection with its solicitation of your Proxy in the form enclosed to be used at the Company's Annual Meeting of Shareholders to be held on July 19, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

        The Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, including audited financial statements, is being mailed to you on or about May 24, 1999 with this Proxy Statement.

        We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please date, sign and return your Proxy promptly in the postage paid return envelope provided. You may revoke your Proxy at any time prior to its exercise at the meeting by notice to the Company's Secretary and, if you attend the meeting, you may vote your shares in person. You may also revoke your Proxy by returning a duly executed Proxy bearing a later date. If no instruction is given, the proxy will be voted FOR each of the proposals described herein. The named proxies may vote in their discretion upon such other matters as may properly come before the meeting.

        Only shareholders of record at the close of business on ________, 1999 will be entitled to vote at the meeting. As of ____, 1999, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 5,157,590 shares of common stock, no par value ("Common Stock"), one share of Series A Convertible Preferred Stock, no par value (the "Series A Preferred Stock"), 702,194 shares of Series B Convertible Preferred Stock, no par value (the "Series B Preferred Stock") and 1,545 shares of Series D Convertible Preferred Stock ("Series D Preferred Stock").

        Holders of Common Stock and Series A Preferred Stock are entitled to one vote per share. Holders of Series B Preferred Stock are entitled to that number of votes equal to the number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock at the time the shares are voted, which is _______________ , as of ________, 1999. Holders of Series D Preferred Stock have no voting rights. All shares entitled to vote shall hereinafter be collectively referred to as "Shares." Notwithstanding the foregoing, shareholders may exercise cumulative voting rights with respect to the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected (five) multiplied by the number of votes held in his or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

        Pursuant to California law, no shareholder can cumulate votes unless prior to the voting at the Annual Meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the Annual Meeting and the nominee for which the shareholder intends to cumulate votes has properly been nominated. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

        The presence, in person or by proxy, of a majority of the Shares is necessary to constitute a quorum at the Annual Meeting. The five candidates for election of directors receiving the highest number of votes will be elected, whether or not votes are cumulated. The ratification of the appointment of Singer, Lewak, Greenbaum & Goldstein, LLP as the Company's independent public accountants for the 1999 fiscal year requires the approval of a majority of the Shares present or represented by proxy and voting at the meeting. The approval of a majority of the Shares present or represented by proxy and voting at the meeting is also required for the authorization and ratification of (i) the issuance and sale in private placements of up to 3,090 shares (the "Preferred Shares") of Series D Preferred Stock and Common Stock Purchase Warrants to purchase up to 125,000 shares of Common Stock ("Warrants"), (ii) the issuance of that number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock being approved for issuance, based on the conversion formula set forth in the Certificate of Determination governing the Series D Preferred Stock, (iii) the issuance of the maximum number of shares of Common Stock issuable upon exercise of the Warrants in accordance with their terms; and
(iv) the issuance of Series D Preferred Stock, in accordance with the terms of the Certificate of Determination governing the Series D Preferred Stock, as a dividend upon all shares of Series D Preferred Stock being approved for issuance.

        Abstentions and "broker non-votes" (shares which are held by brokerage firms for their clients, but as to which the firms have not received voting instructions from their clients and therefore do not have the authority to vote) will be counted for purposes of determining a quorum, but will not count as votes in favor of the election of directors, and will have the effect of votes against Proposals 2 and 3.

        The Company has been advised by its directors and officers that they expect that the 979,310 outstanding shares of Common Stock over which they have or share voting power, representing 19% of the total voting shares outstanding as of the record date, will be voted in favor of the proposals presented in this Proxy Statement. See "Beneficial Ownership of Securities."

        The entire cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without extra compensation, by telephone, telegraph or personal solicitation, and no additional compensation will be paid to such persons. If requested, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

        At the Annual Meeting, management will present as nominees and recommend to the shareholders that each of the first five persons listed below (the current directors) be elected to serve as directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Each nominee has agreed to serve if elected.

        Proxies will be voted for the election of the five nominees named below unless instructions are given to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named. Should any nominee become unable to serve as a director, the persons named in the enclosed form of Proxy will, unless otherwise directed, vote for the election of such other person as the present Board of Directors may recommend to fill that position.

DIRECTORS AND EXECUTIVE OFFICERS

        The table below sets forth certain biographical information, present occupation and business experience for the past five years of each director and executive officer of the Company, including those persons nominated to serve on the Board of Directors. Officers of the Company are elected by the Board of Directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board of Directors.

NAME                                       OFFICE
----                                       ------
Herm Rosenman                      CEO, President; Director
Donald J. Duffy                    Director
Humbert Powell                     Director
John K. Russell                    Director
Bruce Scott                        Director
Harold L. Collins                  Vice President and General Counsel
Anne Todd                          Controller

HERM ROSENMAN, age 51, has been the Company's president and chief executive officer and a director since September 1997. At the annual meeting of the shareholders of the Company in July 1998, he was appointed chairman of the board of directors. From 1996 through 1997, Mr. Rosenman was a principal with Pacific Consulting Group. From 1994 to 1997, Mr. Rosenman was the chief executive officer of RadNet, a healthcare provider. From 1991 to 1995, he was the President and chief executive officer of Ireland Coffee, an upscale coffee chain he founded in a joint venture. From 1988 to 1991, Mr. Rosenman was the chief financial officer of Rexene, a plastics and petrochemicals manufacturer. Prior to 1988, Mr. Rosenman worked for Coopers & Lybrand for 20 years, 10 of which he was a partner, where he served clients in many industries including manufacturing, telecommunications, pharmaceuticals and construction. Mr. Rosenman also serves on the board of directors of Integrated Intelligence Corp., a privately owned company. Mr. Rosenman received a B.B.A. from Pace University and an M.B.A. from the Wharton School of Business. Mr. Rosenman is married to Diana Rosenman, Director of Marketing and Public Relations of the Company. See "Certain Relationships and Related Transactions."

DONALD J. DUFFY, age 31, has been a director since December 1995 and is the former chief executive officer of the Company. Until the last Annual Meeting held in 1998, Mr. Duffy served as the chairman of the board of directors. Mr. Duffy is a principal of Meyer, Duffy & Associates, Inc. ("Meyer, Duffy"), an investment management and strategic consulting group based in New York which he founded in September 1994. Meyer, Duffy is involved in the financing of development stage private and public companies. From June 1992 to September 1994, Mr. Duffy was a senior analyst at Oak Hall Capital Advisors, specializing in research and investments in retail, gaming and technology companies.

HUMBERT POWELL, III, age 61, has been a director since December 1995. Mr. Powell has been an associate with Sanders, Morris and Mundy, an investment banker and broker/dealer, since December 1996. Prior to joining Sanders, Morris and Mundy, Mr. Powell held a variety of positions in corporate finance and investment banking, including Chairman of Marleau, Lemire USA from 1995 to November 1996 and Senior Managing Director of Bear Stearns & Co. from 1984 to 1994. Mr. Powell also serves on the board of directors of Osicom Technologies.

JOHN K. RUSSELL, age 48, has been a director since May 1997. Mr. Russell is President of the Ducati Owners Club Northeast and owns and operates a fine arts business. Mr. Russell has over twenty years of retail experience and an extensive background managing, supervising and consulting in motorcycle related businesses.

BRUCE A. SCOTT, age 52, has been a director since July 1998. Since January 1998, Mr. Scott has been the President of Cana Capital Corporation, the Secretary and Treasurer of Big Bike Boutique, a retail apparel distributor, the President of Bikers Dream stores in Tampa Bay, Jacksonville, Panama City and Daytona, Florida, and the president of another motorcycle dealership in Florida. From December 1995 through December 1997 Mr. Scott was the Senior Vice President of Republic Security Services, a security system company which was, at the time, a division of Republic Industries. From 1985 to 1995 Mr. Scott was the President of Scott Alarm, a privately held security system company that was sold to Republic Industries in 1995.

HAROLD L. COLLINS, age 48, was appointed in April 1999 by the board of directors to serve as vice president and general counsel. Mr. Collins has been employed by the Company since November 1998. From 1977 until the time he joined the Company, Mr. Collins maintained a private law practice. His areas of practice included business litigation, personal injury litigation, family law and adversary proceedings in bankruptcy.

ANNE TODD, age 31, was named controller and appointed corporate secretary in 1997. Ms. Todd was previously assistant controller for the Company from 1995 to 1997. Prior to joining the Company, Ms. Todd was assistant controller for American Standard from 1993 to 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors convened five formal meetings during the fiscal year ended December 31, 1998. In addition, the Board took action several times during the year by unanimous written consent. No Director attended less than 75% of the total number of meetings of the Board of Directors or all committees of which he was a member, except that Mr. Rosenman abstained from participating in the one meeting of the compensation committee which was held during the year to determine his bonus for 1998.

        The Board has a compensation committee and an audit committee. The compensation committee is comprised of Messrs. Duffy, Rosenman and Russell. The audit committee is comprised of Messrs. Duffy, Powell and Russell. The audit committee meets to review the results of the annual audit and to discuss the financial statements. The compensation committee evaluates the performance of the Company's officers and makes recommendations to the Board concerning compensation. The Board does not have a nominating committee.

        In 1998, the audit committee did not convene a formal meeting, as the results of the audit for the fiscal year ended 1997 were reviewed by the entire membership of the Board of Directors. The compensation committee held one formal meeting in 1998, the purpose of which was to discuss Mr. Rosenman's bonus for 1998. See "Executive Compensation."

COMPENSATION OF DIRECTORS

        During the fiscal year ended December 31, 1998, no cash compensation was paid to directors of the Company for their services as directors.

        As partial consideration for Mr. Rosenman's services as a director of the Company, the Company granted to Mr. Rosenman options to purchase 10,000 shares of Common Stock at an exercise price of $5.00 per share, on September 1, 1997, which were repriced at $4.00 per share on October 22, 1998 and repriced again at $3.00 per share on December 28, 1998.

        In October 1998, options to purchase 10,000 shares at a price of $7.90 that were previously granted to Humbert Powell and options to purchase 10,000 shares at a price of $7.05 that were previously granted to John Russell were canceled and new options were issued to each of them at an exercise price of $4.00 per share, which price includes a premium of approximately 10% above the fair market value of the Common Stock as of the date of approval by the Compensation Committee. The Compensation Committee approved the reductions in the exercise price from $7.90 and $7.05 to $4.00 to more closely reflect the market price of the Common Stock and thereby maintain the value of the options as an incentive. As a result of this stock option repricing, the Company canceled a total of 20,000 stock options and granted the same number of new stock options (10,000 options to each of Humbert Powell and John Russell) at the aforementioned exercise price of $4.00 per share.

        In July 1998, the Company's stockholders approved a stock option plan (the "Plan") that authorizes incentive stock options for employees (including officers) and non-qualified stock options for non-employee directors and consultants. A total of 1,000,000 shares of Common Stock were reserved for issuance under the Plan.

        Under the Plan, as of the date of their first election or appointment as directors, each director of the Company is automatically granted non-qualified stock options to purchase 5,000 shares of the Company's Common Stock, and thereafter on each anniversary of their first election or appointment as director, each director of the Company will automatically be granted non-qualified stock options to purchase 2,000 shares of the Company's Common Stock. Except as expressly authorized by the Plan, directors of the Company who are members of the committee that administers the Plan are not otherwise eligible to participate in the Plan. The exercise price for each non-qualified stock option granted under the Plan is the fair market value of the Company's Common Stock on the date of grant. Each such non-qualified stock option has a term of five years, subject to earlier termination. If a holder of any non-qualified stock option granted under the Plan no longer serves on the Board, then the outstanding non-qualified stock options of such holder will expire one year after such termination, or their stated expiration date, whichever occurs first.

        During the year ended December 31, 1998, the Company's five directors were each awarded options under the Plan for the purchase of 5,000 shares of Common Stock, all with an exercise price of $3.75 per share, none of which were exercised during that year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("reporting persons"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

        Except as described below, to the Company's knowledge, based solely on a review of the copies of reports and amendments thereto on Forms 3, 4 and 5 furnished to the Company by reporting persons during, and with respect to, its fiscal year ended December 31, 1998, and on a review of written representations from reporting persons to the Company that no other reports were required to be filed for such fiscal year, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than ten percent beneficial owners during such period were satisfied in a timely manner, except
(i) Anne Todd, who was appointed Principal Accounting Officer in 1998, failed to timely file one report, and (ii) Christopher Ebert, who served as Chief Financial Officer from June 22, 1998 to October 7, 1998, failed to timely file one report. In addition, based on information available to the Company, it appears that (i) Humbert Powell III, who was appointed as a director in 1995, failed to timely file two reports, one of which related to one transaction and
(ii) Donald Duffy, who was then the Co-Chief Executive Officer and a director of the Company, failed to timely file three reports with respect to five transactions in 1997.

                       BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth certain information regarding ownership of the Company's voting securities, which include its Common Stock, Series A Preferred Stock and Series B Preferred Stock, as of April 14, 1999, by each director of the Company, the chief executive officer of the Company, each person known by the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and all of the directors and the chief executive officer of the Company as a group, excluding in each case rights under options or warrants not exercisable within 60 days. All persons named have sole voting power and investment power over their shares except as otherwise noted. The figures set forth below have been adjusted to reflect the Company's reverse stock split as of February 5, 1998.

                                                   NUMBER OF
                       NAME AND ADDRESS OF           SHARES            PERCENT OF
TITLE OF CLASS           BENEFICIAL OWNER            OWNED               CLASS
--------------         -------------------         ---------           ----------

 Common Stock          Herm Rosenman(1)                 205,001(2)          3.82%(3)
                       3810 Wacker Drive
                       Mira Loma, CA 91752

 Common Stock          Donald Duffy(4)                1,403,643(5)         25.04%(3)
                       c/o Meyer, Duffy &
                       Associates, Inc.
                       237 Park Avenue
                       New York, NY 10017

                                                   NUMBER OF
                       NAME AND ADDRESS OF           SHARES            PERCENT OF
TITLE OF CLASS           BENEFICIAL OWNER            OWNED               CLASS
--------------         -------------------         ---------           ----------

 Common Stock          MD Strategic L.P.                933,448(6)         17.38%(3)
                       c/o Meyer, Duffy &
                       Associates, Inc.
                       237 Park Avenue
                       New York, NY 10017

 Common Stock          Humbert Powell, III(7)            15,000(8)             *(3)
                       712 Fifth Avenue, 11th Floor
                       New York, NY 10019

 Common Stock          John K. Russell(9)                15,000(10)            *(3)
                       3810 Wacker Drive
                       Mira Loma, CA 91752

 Common Stock          Bruce Scott(11)                   22,000(12)            *(3)
                       3810 Wacker Drive
                       Mira Loma, CA 91752

 Common Stock          Bulldog Capital Management       524,555(13)        10.17%(3)
                       Limited Partnership, Inc.
                       33 North Glendon Avenue
                       Suite 750
                       Clearwater, FL 33755

 Common Stock          Directors and Officers as a    1,660,644            28.41%(3)
                       Group(5)

 Series A Pfd. Stock   Elizabeth M. Custer TTEE FBO           1              100%(14)(15)
                       William M. Custer
                       14 S. High Street
                       P.O. Box 673
                       New Albany, OH 43504

 Series A Pfd. Stock   Directors  and  Officers as a          0                0%(15)
                       Group

 Series B Pfd. Stock   Mull Acres Investments, Inc.     600,000             85.4%(16)(17)
                       c/o Furman Selz
                       230 Park Avenue
                       New York, NY 10169

                                                   NUMBER OF
                       NAME AND ADDRESS OF           SHARES            PERCENT OF
TITLE OF CLASS           BENEFICIAL OWNER            OWNED               CLASS
--------------         -------------------         ---------           ----------
 Series B Pfd. Stock   Len Lichter                      102,194             14.6%(18)(17)
                       405 Park Avenue
                       New York, NY 10022

 Series B Pfd. Stock   Directors and Officers as a            0                0%(17)
                       Group


----------

 (1)    Mr. Rosenman is a Director, President and CEO of the Company.

 (2) Includes 667 shares of Common Stock received in consideration of Mr. Rosenman's services as a consultant to the Company, and 20,000 shares granted pursuant to Mr. Rosenman's stock grant and stock option agreement with the Company (20,000 of said shares are issuable on the earlier of termination of employment or September 1, 2000). Mr. Rosenman disclaims beneficial ownership of 20,000 of the shares described in the immediately preceding sentence as they are not issuable until the earlier of September 1, 2000 or the termination of his employment. Also includes 178,334 shares underlying presently exercisable options. Does not include: 10,000 shares granted to Mr. Rosenman pursuant to his stock grant and stock option agreement with the Company which do not vest until January 1, 2000. Also does not include 300,000 shares of Common Stock underlying options issued to Mr. Rosenman which will not vest within 60 days. Includes 6,000 shares underlying presently exercisable options that were granted to Diana Rosenman, Mr. Rosenman's wife. Does not include 10,000 shares of Common Stock issuable to Diana Rosenman upon the exercise of options which will not vest within 60 days.

 (3) Percent of class calculation based on 5,157,590 shares of Common Stock outstanding as of April 14, 1999, plus number of shares of Common Stock, if any, issuable to the named securityholders upon conversion of preferred stock and/or exercise of options and warrants exercisable within 60 days.

 (4)    Mr. Duffy is a Director of the Company.

 (5) Includes (i) 11,193 shares of Common Stock owned by Mr. Duffy individually, and (ii) 55,000 shares of Common Stock which Mr. Duffy has the right to acquire upon the exercise of currently exercisable stock options. Also includes an additional (x) 944,450 shares of Common Stock which are held by various investment partnerships of which Mr. Duffy is either a general partner or a member of the limited liability company which serves as the general partner, including MD Strategic L.P., and a corporation of which Mr. Duffy is an executive officer (collectively, the "Investment Entities"), and as to which he shares voting and investment power, and (y) 393,000 shares of Common Stock which the Investment Entities have the right to acquire upon the exercise of currently exercisable stock options and/or warrants. Mr. Duffy disclaims beneficial ownership of all securities described in clauses (x) and (y).

 (6) Includes (i) 720,448 shares of Common Stock owned by MD Strategic L.P., and (ii) 213,000 shares of Common Stock which MD Strategic L.P. has the right to acquire upon the exercise of currently exercisable warrants. Mr. Donald Duffy is a general partner of MD Strategic L.P. (see footnote 5 to this table).

 (7)    Mr. Powell is a director of the Company.

 (8)    Issuable upon exercise of presently exercisable options.

 (9)    Mr. Russell is a director of the Company.

(10)    Issuable upon exercise of presently exercisable options.

(11)    Mr. Scott is a director of the Company.

(12) Includes: (i) 17,000 shares of Common Stock and (ii) 5,000 shares of Common Stock issuable upon the exercise of currently exercisable options.

(13) Bulldog Capital Management Limited Partnership ("BCM"), Bulldog Capital Partners Limited Partnership ("BCP"), Bulldog Capital Management, Inc.("BCMI"), the general partner of BCM, and Ronald J. Pollack ("Pollack"), the controlling shareholder of BCMI, filed a Schedule 13G on February 16, 1999 indicating that BCM, BCMI, and Pollack share voting power and dispositive power with respect to 524,555 shares, and that BCM, BCMI, Pollack and BCP share voting power and dispositive power with respect to 470,168 shares. The Schedule 13G also states that, with respect to those shares owned by BCM in its capacity as an investment adviser, no individual client's holdings are more than 5% of the class. The principal office of BCM are located at 33 North Glendon Avenue, Suite 750, Clearwater, Florida 33755.

(14) Represents less than 5% of the outstanding Common Stock of the Company as of April 14, 1999, assuming conversion of said share of Series A Preferred Stock to Common Stock on such date.

(15) Percent of class calculation based on one share of Series A Preferred Stock outstanding as of April 14, 1999.

(16) Represents less than 5% of the outstanding Common Stock of the Company as of April 14, 1999, assuming conversion of said 600,000 shares of Series B Preferred Stock to Common Stock on such date.

(17) Percent of class calculation based on 702,194 shares of Series A Preferred Stock outstanding as of April 14, 1999.

(18) Represents less than 5% of the outstanding Common Stock of the Company as of April 14, 1999, assuming conversion of said 102,194 shares of Series B Preferred Stock to Common Stock on such date.

* Represents less than 1% of the outstanding shares of Common Stock of the Company as of April 14, 1999.

EMPLOYMENT AGREEMENTS

        The Company entered into a three year employment agreement with Herm Rosenman in September 1997, pursuant to which Mr. Rosenman is employed as President and Chief Executive Officer of the Company. The term of this agreement was extended to five years by amendment in December 1997. Under the terms of this agreement, as amended, Mr. Rosenman is to receive base compensation of $17,361 for each month of the first, second and third years, and at least $20,000 for each month of the fourth and fifth years, of the term. In accordance with the terms of the employment agreement and as agreed to by the parties, the Company deferred payment of $7,361 each month for the months of September and October 1997, $4,861 each month for the months of November and December 1997 and $2,361 each month during the year of 1998. Further, pursuant to the employment agreement, the Company is obligated to pay all amounts so deferred in equal monthly installments throughout the remainder of the term commencing January 1999, determined by dividing the total amount of payments deferred by the total number of monthly payments remaining during the term as of January 1, 1999. As of January 1, 1999, the total amount deferred was $52,778. The Board may annually review Mr. Rosenman's salary and, in its sole discretion, based upon such factors as the Board may choose to consider, may increase such salary. Mr. Rosenman is also eligible to participate in any bonus plans applicable to executive officers of the Company as may be established by the Board. In addition, the Company reimburses Mr. Rosenman for certain automobile expenses and provides him with a motorcycle manufactured by the Company for his personal use, and if Mr. Rosenman serves the full five year term of his employment agreement, title to this motorcycle will be transferred to him at the end of the term. In the event that Mr. Rosenman becomes physically or mentally disabled or incapacitated during any period of the term, the Company will pay him his base compensation less the aggregate amount of all income disability benefits that he may, or may be entitled to, receive for such period. Mr. Rosenman's employment agreement further provides that on the date of any termination without cause of Mr. Rosenman's employment under his employment agreement arising from a change in control, the Company is obligated to pay to Mr. Rosenman an amount equal to 18 months' salary, as determined according to the amount paid to Mr. Rosenman at the time of termination, payable on a monthly basis.

        In connection with Mr. Rosenman's employment agreement, the Company and Mr. Rosenman entered into a stock grant and stock option agreement in December 1997. Pursuant to the stock grant and stock option agreement, the Company agreed to grant 30,000 shares of Common Stock (after giving effect to the reverse stock split of the Company's Common Stock that was effected as of February 5, 1998) to Mr. Rosenman, which shares would vest in equal allotments of 10,000 shares on each of September 1, 1998, September 1, 1999 and September 1, 2000, provided that Mr. Rosenman was still employed by the Company under his employment agreement at each such vesting date. Under an amendment to the stock grant and stock option agreement entered into in December 1998, the vesting dates for the first two allotments of 10,000 shares (a total of 20,000 shares) were changed to January 1, 1999, and the vesting date for the last allotment of 10,000 shares was changed to January 1, 2000 in lieu, partially, of a cash bonus to Mr. Rosenman. Once vested, none of the 30,000 shares are issuable until September 1, 2000 or upon termination of Mr. Rosenman's employment, whichever occurs first.

        Under the original stock grant and stock option agreement, the Company agreed to grant 460,000 options to Mr. Rosenman at an exercise price of $5.00 per share (as adjusted for the reverse stock split of the Common Stock of the Company effected as of February 5, 1998), which shares would vest in specified allotments over a period of five years. In October 1998, these options, together with 13,334 previously granted options, were canceled and new options were issued at an exercise price of $4.00 per share, which price included a premium of approximately 10% above the fair market value of the Common Stock as of the date of approval by the Compensation Committee. The Compensation Committee approved the reduction in the exercise price from $5.00 to $4.00 to more closely reflect the market price of the Common Stock and thereby maintain the value of the options as an incentive. As a result of this stock option repricing, the Company canceled a total of 473,334 stock options and granted the same number of new stock options at the aforementioned exercise price of $4.00 per share.

        In December 1998, all 473,334 options were canceled and new options were issued at an exercise price of $3.00 per share, which price includes a premium of approximately 20% above the fair market value of the Common Stock as of the date of approval by the Compensation Committee. In lieu, partially, of a cash bonus, the Compensation Committee approved the reduction in the exercise price from $4.00 to $3.00 per share to provide greater economic incentive to Mr. Rosenman to remain with the Company and to avoid the expense to the Company of a cash or stock bonus. As a result of this stock option repricing, the Company canceled a total of 473,334 stock options and granted the same number of new stock options at the aforementioned exercise price of $3.00 per share. Under the original stock grant and stock option agreement, the vesting schedule for the 460,000 options granted thereunder provided (after giving effect to the reverse stock split of the Company's Common Stock that was effected as of February 5,
1998) for vesting of 80,000 options on September 1, 1998, 80,000 options on September 1, 1999 (of which 40,000 were performance-based options), and 100,000 options (of which 50,000 were performance-based options) on each of September 1, 2000, September 1, 2001 and September 1, 2002. Pursuant to the amendment to stock grant and stock option agreement, this schedule was amended in December 1998 to provide, in partial substitution for a cash bonus, for vesting of the remaining then unvested 380,000 options as follows: 80,000 options (of which 40,000 options were performance-based options) on December 31, 1998 and 100,000 options (of which 50,000 options are performance-based options) on each of December 31, 1999, December 31, 2000 and December 31, 2001. All of the 80,000 options scheduled to vest on December 31, 1998 (including the 40,000 performance-based options) vested on such date.

EXECUTIVE COMPENSATION

        The following table sets forth certain summary information regarding compensation paid by the Company for services rendered in all capacities during the fiscal years ended December 31, 1998 and 1997, respectively, to the Company's chief executive officer during the fiscal year ended December 31, 1998. Where applicable, the figures set forth below have been adjusted to reflect the Company's reverse stock split effected as of February 5, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                        ----------------------------
                                               ANNUAL COMPENSATION                       SECURITIES
                                              ---------------------      RESTRICTED      UNDERLYING
NAME AND PRINCIPAL POSITION            YEAR     SALARY        BONUS     STOCK AWARDS    OPTIONS/SARS
---------------------------            ----   ----------      -----     ------------    ------------
Herm Rosenman, CEO/President(1)        1998   $180,000(2)       0(3)     $ 76,875(5)     478,334(6)
                                       1997   $ 45,000(2)       0        $158,646(4)     473,334(7)


(1) Herm Rosenman was appointed CEO and President in September 1997. No other executive officer earned salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1998.

(2) Under Mr. Rosenman's employment agreement with the Company, as amended, commencing September 1, 1997, the Company has an obligation to pay him a salary in monthly installments of $17,361 for the first, second and third years of the agreement and not less than $20,000 for the fourth and fifth years of the agreement. In accordance with the terms of the employment agreement and as agreed to by the parties, the Company deferred payment of $7,361 each month for the months of September and October 1997, $4,861 each month for the months of November and December

        1997 and $2,361 each month during the year of 1998. Further, pursuant to the employment agreement, the Company is obligated to pay all amounts so deferred in equal monthly installments throughout the remainder of the term commencing January 1999, determined by dividing the total amount of payments deferred by the total number of monthly payments remaining during the term as of January 1, 1999. As of January 1, 1999, the total amount deferred was $52,778.

(3) On December 28, 1998, in lieu of a cash bonus (i) the vesting schedule of 30,000 shares of restricted stock previously granted to Mr. Rosenman in 1997 was changed; and (ii) the exercise price of certain options to purchase Common Stock previously granted to Mr. Rosenman was reduced and the vesting schedule for such options was changed. See also notes (4),
        (5) and (6).

(4) Includes 667 shares of Common Stock granted in consideration of Mr. Rosenman's services as a consultant to the Company that vested on August 1, 1997, and 30,000 shares granted as of September 1, 1997, pursuant to Mr. Rosenman's stock grant and stock option agreement, of which 10,000 shares were originally scheduled to vest on each of September 1, 1998, September 1, 1999 and September 1, 2000. As discussed in notes (3) and
        (5), on December 28, 1998 the vesting dates for the first two allotments of 10,000 shares (a total of 20,000 shares) were changed to January 1, 1999 and the vesting date for the last allotment of 10,000 shares was changed to January 1, 2000. Dividends will be paid on such shares (when issued and outstanding) only to the same extent, if any, that dividends are paid on all other outstanding shares of Common Stock.

(5) As described in note (4), the vesting dates of the 30,000 shares originally awarded to Mr. Rosenman in 1997 were changed on December 28, 1998, with 20,000 shares vesting on January 1, 1999 and 10,000 shares vesting on January 1, 2000. In the table, this change in vesting dates has been treated as the grant of a new restricted stock award of 30,000 shares in 1998; however, the 1998 award in effect simply replaces, and is not cumulative with respect to, the prior award of 30,000 shares in 1997. The shares that vest on January 1, 2000 will vest only if Mr. Rosenman is still employed by the Company on September 1, 1999. All of the 30,000 shares, once vested, will not become issuable until September 1, 2000 or upon termination of Mr. Rosenman's employment, whichever occurs first. Dividends on the 30,000 shares (when issued and outstanding) will be paid only to the same extent, if any, that dividends are paid on all other outstanding shares of Common Stock.

        As of December 31, 1998, Mr. Rosenman held a total of 667 shares of restricted stock awarded to him as compensation, and the total value of such shares, based on the Nasdaq closing sales price for the Company's Common Stock on that date, was $2,793.

(6) Includes non-qualified options to purchase 473,334 shares of Common Stock that are reflected in this table as securities underlying options originally granted in the fiscal year ended December 31, 1997. These options are included in the table for 1998 because they were all repriced on October 22, 1998 at an exercise price of $4.00 and subsequently repriced on December 28, 1998 at an exercise price of $3.00. The vesting schedule for 380,000 of these options was also changed on December 28, 1998 as reflected in the table below entitled Option Grants in the Fiscal Year Ended December 31, 1998. Also includes options to purchase 5,000 shares of Common Stock granted in 1998 in consideration of Mr. Rosenman's services as a director of the Company.

(7) Includes non-qualified options to purchase 3,334 shares of Common Stock granted on August 1, 1997 in consideration of Mr. Rosenman's services as a consultant to the Company and non-qualified options to purchase 470,000 shares of Common Stock granted on September 1, 1997, of which 460,000 options were granted pursuant to Mr. Rosenman's stock grant and stock option agreement, as amended, and 10,000 options were granted in consideration of Mr. Rosenman's services as a director of the Company.

STOCK OPTIONS

The following table sets forth certain information with respect to stock options granted to the Company's Chief Executive Officer during the fiscal year ended December 31, 1998.

                        OPTION GRANTS IN THE FISCAL YEAR
                             ENDED DECEMBER 31, 1998

                    NUMBER OF           PERCENT OF
                   SECURITIES         TOTAL OPTIONS
                   UNDERLYING           GRANTED TO       EXERCISE
                     OPTIONS           EMPLOYEES IN       PRICE
    NAME             GRANTED             1998(10)        ($/SHARE)      EXPIRATION DATE
    ----         ---------------      --------------     -----------    ---------------
Herm Rosenman    13,334(1)(2)               2.11          $3.00             9/1/2002
Herm Rosenman    80,000(1)(3)              12.69          $3.00             9/1/2003
Herm Rosenman    80,000(1)(4)              12.69          $3.00           12/31/2003
Herm Rosenman    50,000(1)(5)               7.93          $3.00           12/31/2004
Herm Rosenman    50,000(1)(5)(6)            7.93          $3.00           12/31/2004
Herm Rosenman    50,000(1)(7)               7.93          $3.00           12/31/2005
Herm Rosenman    50,000(1)(6)(7)            7.93          $3.00           12/31/2005
Herm Rosenman    50,000(1)(8)               7.93          $3.00           12/31/2006
Herm Rosenman    50,000(1)(6)(8)            7.93          $3.00           12/31/2006
Herm Rosenman     5,000(9)                  0.79          $3.75            7/31/2003

----------

 (1) Includes non-qualified options to purchase the number of shares of Common Stock stated in the table that were originally granted in August and September 1997 but were repriced on October 22, 1998 at an exercise price of $4.00 and, in lieu (partially) of a cash bonus, were subsequently repriced on December 28, 1998 at an exercise price of $3.00. The vesting schedule for 380,000 of these options was also changed on December 28, 1998, as reflected in subsequent footnotes to the table.

 (2) These options are exercisable commencing September 1, 1997. Of these options, 3,334 options were granted in consideration of Mr. Rosenman's services as a consultant to the Company and 10,000 options were granted in consideration of Mr. Rosenman's services as a director of the Company.

 (3)    These options are exercisable commencing September 1, 1998.

 (4)    These options are exercisable commencing December 31, 1998.

 (5)    These options are exercisable commencing December 31, 1999.

 (6) None of these options vest until 75% of the budget is achieved. These options vest ratably with the percentage of budget achieved in excess of 75%. As 75% to 100% of the budget is achieved, 75% to 100% of these options vest. The budget described in this footnote is the budget that is submitted annually by Mr. Rosenman and the Company's management team, and approved by the Board of Directors, subject to revision as approved by the Board of Directors or an authorized committee thereof.

 (7)    These options are exercisable commencing December 31, 2000.

 (8)    These options are exercisable commencing December 31, 2001.

 (9) These options are exercisable commencing July 31, 1998. These options were granted in consideration of Mr. Rosenman's services as a director of the Company.

(10) Includes, for purposes of this table, the total number of options granted to Herm Rosenman as a consultant and as a director.

The following table sets forth certain information as to the fiscal year-end value of unexercised options of the Company's Chief Executive Officer. He did not exercise any options during the fiscal year ended December 31, 1998.


                          AGGREGATE OPTION EXERCISES IN
      FISCAL YEAR ENDED DECEMBER 31, 1998 AND FISCAL YEAR-END OPTION VALUES

                                          NUMBER OF SHARES               VALUE OF
                                       UNDERLYING UNEXERCISED     UNEXERCISED IN THE MONEY
                   SHARES                OPTIONS AT 12/31/98        OPTIONS AT 12/31/98(1)
                ACQUIRED ON  VALUE    --------------------------  --------------------------
NAME              EXERCISE  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----            ----------- --------  -----------  -------------  -----------  -------------
Herm Rosenman         0         --      178,334       300,000       $208,022      $356,250


(1) The value of the Company's Common Stock for the purposes of the calculation was based upon the closing sales price for the Company's Common Stock on December 31, 1998, as reported by The Nasdaq Stock Market, minus the exercise price.

        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 1996 and 1997, the Company incurred a total of $115,603 fees to Meyer, Duffy & Associates, Inc. ("Meyer, Duffy"), for consulting services with respect to capital raising. Mr. Don Duffy, a director of the Company, is a principal of Meyer, Duffy. The fees were paid by the Company in May and June of 1998.

        In private offerings in January and June of 1997, the Company sold $2,210,000 principal amount of 12% promissory notes and $2,710,000 principal amount of 9.75% promissory notes, respectively. MD Strategic L.P. ("MD Strategic"), PV II L.P. ("PV II") and MD Ventures III ("MDV III"), partnerships in which Mr. Duffy is a general partner, purchased an aggregate of $1,480,000 of such notes. In August 1998, the notes held by the partnerships plus accrued interest thereon were converted into a total of 1,559,742 shares of Series B Preferred Stock. These shares were subsequently converted into a total of 311,950 shares of Common Stock (on a post-reverse split basis).

        In connection with the January 1997 issuance of the 12% promissory notes, the Company issued 1,105,000 warrants ("C Warrants") to purchase an equivalent number of shares of Common Stock (221,000 shares of Common Stock on a post-reverse split basis). Of this number, a total of 375,000 C Warrants were issued to MD Strategic and PV II. In September 1997, MD Strategic and PV II received 275,000 shares of Common Stock (55,000 shares on a post-reverse split basis) upon the exercise of an equivalent number of warrants. PV II continues to hold Series C warrants entitling it to purchase 20,000 shares of Common Stock on a post reverse split basis.

        In connection with the June 1997 issuance of the 9.75% promissory notes, the Company issued 1,367,501 warrants ("E Warrants") to purchase an equivalent number of shares of Common Stock of the Company (273,500 shares of Common Stock on a post-reverse-split basis). Of this number, a total of 365,000 E Warrants were issued to MD Strategic and MDV III. These warrants entitle MD Strategic and MDV III to purchase a total of 73,000 shares of Common Stock on a post reverse split basis.

        In February 1998, pending the completion of the Company's Series C Preferred Stock offering, the Company obtained unsecured bridge loans in the amounts of $500,000 and $300,000, respectively, from MD Strategic and MDV IV, L.P. ("MDV IV"), partnerships in which Mr. Duffy is a principal. Both loans bore interest at 12%. MD Strategic and MDV IV also received a total of 150,000 warrants at an exercise price $5.00 per share, pending completion of the Series C Preferred Stock offering. In April 1998, MD Strategic was issued 48 units of Series C Preferred Stock and 60,000 additional warrants for total consideration of $1.2 million consisting of $700,000 in cash and conversion of its $500,000 promissory note. In August 1998, these 48 units were converted into 396,040 shares of Common Stock. In April 1998, MDV IV was issued 12 units of Series C Preferred Stock and 15,000 additional warrants in exchange for conversion of its $300,000 promissory note. In August 1998, these 12 units were converted into 99,010 shares of Common Stock.

        On April 1, 1998, Meyer, Duffy entered into a Consulting Agreement with the Company pursuant to the terms of which Meyer, Duffy agreed to provide the Company consulting services (said services to include advice regarding capital raising and industry research on the motorcycle industry) in exchange for a fee of $117,600 (payable in monthly installments of $4,900 over a period of two years) and warrants to purchase 25,000 shares of Common Stock of the Company with an exercise price of $4.00 per share.

        In order to finance its current working capital needs, the Company is relying on a $1.5 million inventory flooring line of credit which it obtained in May 1998 from Cana Capital Corporation ("Cana Capital"), a company owned by Bruce Scott, a director of the Company, and a $300,000 loan which it obtained in October 1998 from MD Strategic. Advances under the Cana Capital line of credit bear interest at a rate of 2% or 5% over the prime rate, depending on the type of advance. The MD Strategic loan is evidenced by an unsecured note bearing interest at eighteen percent (18%) per annum and is due, together with accrued interest, on the earlier of May 31, 1999 or upon receipt by the Company of funds from a third-party lender. The Company is in the process of negotiating a revolving line of credit with an institutional lender and anticipates that it will terminate the line of credit with Cana Capital Corporation and repay the MD Strategic loan upon obtaining such financing.

        In February 1998, the Company entered into a license agreement with Big Bike Boutique, Inc. ("BBB"), a company owned by Bruce Scott, a director of the Company and owner of four independently operated Bikers Dream dealerships, pursuant to which the Company licensed its name to BBB for the purpose of selling apparel and accessories. The agreement was terminated in October 1998 pursuant to a termination of license agreement and mutual release. In connection with the termination agreement, the Company issued to Mr. Scott in February 1999 16,000 shares of Common Stock.

        In September 1998, the Company entered into a sublease agreement and a repayment agreement with Big Bike of Daytona, Inc. ("Big Bike"), a Florida corporation owned by Mr. Scott. Pursuant to the terms of the sublease agreement, the Company agreed to sublease to Big Bike, for an original term of three years (which term is in the process of being extended to six years), premises to be used by Big Bike for the operation of an independent motorcycle retail business. Under the repayment agreement, the Company has agreed to reimburse Big Bike for a portion of the cost of certain tenant improvements advanced by Big Bike; such reimbursement is to be made by an offset by Big Bike against the rent otherwise due under the sublease. All profits made by Big Bike on sales of motorcycles, parts and other inventory consigned by the Company shall be applied to rent due under the sublease until the amount paid under the sublease in any given year equals the rent the Company is obligated to pay on the master lease for the premises; thereafter, Big Bike is obligated to pay the Company half of net profits on sales of consigned inventory from the Company. Total rent due under the sublease is capped at the lesser of actual net profits from the sale of consigned inventory from the Company or the amount owed by the Company under the master lease.

        The Company has entered into an employment agreement and a stock grant and stock option agreement with Herm Rosenman, president and chief executive officer of the Company. See "Employment Agreements."

        The Company entered into a three year employment agreement with Diana Rosenman in May, 1998, pursuant to which Ms. Rosenman is employed as the director of marketing and public relations at initial annual salary of $110,000, subject to annual review by the Board's compensation committee. In addition, the Company agreed to grant Ms. Rosenman an option to purchase 16,000 shares of the Company's Common Stock at $4.00 per share, vesting over a period of three years. Upon termination other than for cause, Ms. Rosenman is entitled to payment equal to six months salary, based on her then current rate of compensation. Ms. Rosenman is the wife of Herm Rosenman, the Company's president and chief executive officer.

        In November 1998, the Company entered into a three year employment agreement with Harold Collins, pursuant to which Mr. Collins is employed as the Company's general counsel at an initial annual salary of $150,000. Mr. Collins' salary will be adjusted annually based on a review of his performance and the Company's financial condition at the time of such adjustment. The employment agreement provides that Mr. Collins shall be eligible to participate in such bonus plans, stock grant and stock option plans applicable to executive officers of the Company as may be established by the Board of Directors from time to time, pursuant to the terms of such plans. The agreement provides for a phase-in period during which Mr. Collins will devote half of his working time to the affairs of the Company while he winds down his full-time law practice. During the phase-in period, Mr. Collins' salary will be adjusted proportionately to reflect the amount of time devoted by Mr. Collins to the affairs of the Company. After Mr. Collins winds down his law practice, he will devote his full-time efforts to the affairs of the Company and will be entitled to receive the full amount of compensation he is entitled to receive under his employment agreement. Notwithstanding Mr. Collins' obligation to devote his full-time efforts to the affairs of the Company after the phase-in period, the employment agreement provides that Mr. Collins may consult with Mr. Rosenman and Ms. Rosenman on personal legal matters at their own cost and expense. It is not anticipated that such consultation would be so material as to interfere with Mr. Collins' obligation to represent the Company on a full-time basis. Upon termination upon a change of control, Mr. Collins is entitled to payment equal to six months salary, based on his then current rate of compensation. If he is terminated for any other reason he is entitled to receive six months of severance pay if he has been employed for one year or less, and one year of severance pay if he has been employed for more than one year.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

                        APPROVAL OF ISSUANCE AND SALE OF
                            SERIES D PREFERRED STOCK,
                       WARRANTS TO PURCHASE COMMON STOCK,
            COMMON STOCK ISSUABLE UPON CONVERSION OF PREFERRED STOCK,
              COMMON STOCK ISSUABLE UPON EXERCISE OF WARRANTS, AND
           PREFERRED STOCK ISSUABLE AS DIVIDENDS UPON PREFERRED STOCK

         On February 5, 1999, the Company completed the sale by private placement of 1,500 shares of Series D Preferred Stock for a purchase price of $1,000 per share and issued warrants to purchase a total of 35,000 shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to the underlying Common Stock). The Company issued an additional 45 shares of Series D Preferred Stock and 25,000 warrants as commissions for this placement, along with the payment of $45,000 in cash. The 1,545 shares of Series D Preferred Stock and 60,000 warrants so issued are referred to collectively as the "Initial Shares" and the "Initial Warrants", respectively. The Company used the proceeds from the offering of the Initial Shares and Initial Warrants to fund general working capital requirements.

         Each share of Series D Preferred Stock is convertible, in whole or in part, into a number of shares of Common Stock equal to $1,000 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Stated Value"), plus accrued and unpaid dividends, divided by the Conversion Price, as defined below. The Initial Warrants are currently exercisable at a price of $4.125 per share and expire on February 5, 2004.

         On February 5, 1999, the Company also obtained commitments from the purchasers of the Series D Preferred Stock to purchase up to an additional 1,500 shares of Series D Preferred Stock at the price of $1,000 per share in two separate tranches of 500 shares (said 500 shares, together with 15 shares issuable as commissions, the "First Put Shares") and 1,000 shares (said 1000 shares, together with 30 shares issuable as commissions, the "Second Put Shares") respectively. Upon the purchase of the First Put Shares, the purchasers will also receive warrants to purchase a total of 15,000 shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to the underlying Common Stock) at a price equal to 110% of the closing bid price of the Common Stock on the day the Company gives notice to the purchaser of its intention to exercise its right (the "First Put") to require the purchasers to purchase the First Put Shares (said 15,000 warrants together with 8,333 warrants issuable as commissions, the "First Put Warrants"). Upon the purchase of the Second Put Shares, the purchasers will also receive warrants to purchase a total of 25,000 shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to the underlying Common Stock) at a price equal to 115% of the closing bid price of the Common Stock on the day the Company gives notice to the purchaser of its intention to exercise its right (the "Second Put") to require the purchasers to purchase the Second Put Shares (said 25,000 warrants, together with 16,667 warrants issuable as commissions, the "Second Put Warrants"). The First Put Warrants and Second Put Warrants are exercisable on the date of receipt of the First Put exercise notice and Second Put exercise notice, respectively, and expire five years thereafter. Other than with respect to exercise price and expiration date, the terms of the First Put Warrants and the Second Put Warrants are identical to the terms of the Initial Warrants. Upon issuance of the First Put Shares the Company shall pay, in addition to the 15 shares of Series D Preferred Stock and 8,333 First Put Warrants referenced above, cash commissions in the amount of $15,000. Upon issuance of the Second Put Shares the Company shall pay, in addition to the 30 shares of Series D Preferred Stock and 16,667 Second Put Warrants referenced above, cash commissions in the amount of $30,000.

         The Company intends to use the proceeds from the sale of the First Put Shares and Second Put Shares to fund general working capital requirements.

         The Company's right to exercise the First Put is contingent upon satisfaction of the following conditions:

               - the receipt of shareholder approval (as more fully discussed below under "Reason for Shareholder Approval");
               - that the Company continue to be a fully reporting public company;
               - that the closing bid price of the Common Stock for the five trading days prior to delivery of the exercise notice is not less than $1.50;
               -   no material adverse change in the Company's business;
               -   no Event of Default with respect to the Series D Preferred
                   Stock;
               - the Company's ongoing compliance with Nasdaq listing requirements; and
               - the execution and delivery by the Company and the subscribers of appropriate documents evidencing the transaction substantially in the form previously agreed upon.

         The Company's right to exercise the Second Put is contingent upon satisfaction of all the foregoing conditions, as well as the additional condition that there be an effective registration statement registering the public resale by the purchasers of the Common Stock underlying both the securities issued by the Company on February 5, 1999 and the securities issuable by the Company in connection with the First Put.

         The Certificate of Determination for the Series D Preferred Stock and form of Initial Warrants are annexed hereto as Exhibit A and Exhibit B, respectively. The following is a summary of their terms and conditions. Reference is made to the full texts thereof for a complete description of the terms and conditions of the Series D Preferred Stock and the Initial Warrants. Capitalized terms used herein and not defined hereby have the meanings ascribed to them in the Certificate of Determination and/or the Initial Warrants.

REASON FOR SHAREHOLDER APPROVAL

         Pursuant to the terms of the Subscription Agreement governing the sale and issuance of the Initial Shares, the First Put Shares and the Second Put Shares (collectively, the "Preferred Shares")and the Initial Warrants, the First Put Warrants and the Second Put Warrants (collectively, the "Warrants"), the Company covenanted to obtain, on or before September 30, 1999, shareholder approval of the issuance of shares of Common Stock in excess of 19.9% of the outstanding Common Stock upon conversion of the Preferred Shares and exercise of the Warrants (the "Approval"). Until the Company obtains the Approval, the issuance of shares of Common Stock upon conversion of the Preferred Shares and exercise of the Warrants, collectively, in excess of 19.9% of the outstanding Common Stock may violate rules promulgated by the Nasdaq ("Rule 4310(c)(25)(H)"). Until such approval is obtained, the maximum number of shares of Common Stock which can be issued on conversion of the Series D Preferred Stock and exercise of the Warrants is 1,027,996, which represents 19.9% of the number of shares of the Common Stock outstanding as of February 5, 1999, the date of the issuance of the Initial Shares and the Initial Warrants.

         Rule 4310(c)(25)(H) requires shareholder approval for the issuance of shares of Common Stock in a transaction involving (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value, which together with sales by officers, directors or substantial shareholders of the corporation, equals 20% or more of the common stock or 20% or more of the voting power outstanding before issuance; or (ii) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

         In the event the Approval is not obtained by September 30, 1999 as described above, the Company will be required, pursuant to the terms of the Series D Preferred Stock, with respect to (and only to the extent of) that number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock and dividends thereon which exceed the 19.9% limitation and therefore may not be converted due to the Company's failure to obtain such Approval, either to pay a dividend rate of 10% per annum (instead of the standard dividend rate of 5% per annum otherwise payable in accordance with the terms of the Certificate of Determination governing the terms of the Series D Preferred Stock) or to redeem such non-convertible shares of Series D Preferred Stock by the immediate payment of that amount equal to the number of shares of Common Stock that would be issuable upon conversion of an amount of Stated Value and accrued dividends designated by the shareholder at the Conversion Price (as defined below) in effect as of the trading day prior to the date notice is given to the Company multiplied by the average closing ask price of the Company's Common Stock on such date.

         In addition, if the Approval is not obtained by September 30, 1999, the Company will not be able to exercise the First Put or the Second Put, thereby losing the opportunity to obtain an additional $1,500,000 for working capital purposes upon the sale of the First Put Shares and the Second Put Shares.

DIVIDENDS

         The holders of the Series D Preferred Stock are entitled to receive dividends on a quarterly basis, at the rate of 5% simple interest per annum on the Stated Value per share, when, as and if declared by the Company. The dividends are payable, at the option of the Company, either in cash or additional shares of Series D Preferred Stock at the rate of one share of Series D Preferred Stock for each $1,000 of such dividend not paid in cash. Dividends may be paid at the Company's option with Series D Preferred Stock only if the Common Stock deliverable upon conversion of such Series D Preferred Stock has been included for public resale in an effective registration statement filed with the Securities and Exchange Commission; otherwise the dividend will be paid in cash. The dividends on the Series D Preferred Stock are cumulative and shall be paid or declared and set aside for payment prior to any payment or declaration of dividends on, or purchase or redemption of, any Common Stock or any other class of preferred stock of the Company.

CONVERSION

         Subject to the restrictions discussed below, any holder of Series D Preferred Stock has the right at any time to convert, in whole or in part, shares of Series D Preferred Stock into a number of shares of Common Stock equal to $1,000 per share plus accrued and unpaid dividends on such share divided by the Conversion Price. The Conversion Price means the lesser of (i) 110% of the average Closing Bid Price of the Company's Common Stock for the trading day immediately preceding the date of the issuance of the shares of Series D Preferred Stock; or (ii) at 90% of the average of the four lowest Closing Bid Prices for the 22 trading days immediately preceding the conversion of the respective shares of Series D Preferred Stock. The Closing Bid Price shall mean the closing bid price of the Company's Common Stock as reported by Nasdaq or the principal exchange or market where traded. The exact number of shares of Common Stock into which currently outstanding Series D Preferred Stock may ultimately be convertible will vary over time as the result of ongoing changes in the trading price of the Company's Common Stock. Decreases in the trading price of the Company's Common Stock are likely to result in increases in the number of shares of Common Stock issuable upon conversion. However, prior to the receipt of the Approval, the maximum number of shares issuable upon conversion of the Series D Preferred Stock, together with the shares issuable upon exercise of the Warrants, will not exceed 1,027,996. This number represents 19.9% of the Company's outstanding Common Stock as of the date the Initial Shares and the Initial Warrants were issued.


         In the event the Company declares any dividend or distribution on its Common Stock, or splits, combines or reclassifies its Common Stock, then the Conversion Price will be proportionately adjusted so that each holder of Series D Preferred Stock will be entitled to receive the same number of shares of Common Stock upon conversion of the Series D Preferred Stock as though such conversion occurred prior to the event requiring the adjustment. Similarly, if the Company merges with another entity or sells substantially all of its assets, the holders of the Series D Preferred Stock shall be entitled to convert each share of Series D Preferred Stock into the consideration (whether it consists of stock, other securities and/or property) which that holder would have been entitled to receive had such holder converted its holdings of Series D Preferred Stock to Common Stock immediately prior to such merger or asset sale. The Conversion Price will also be adjusted pursuant to formula (thereby entitling the holders of the Series D Preferred Stock to receive additional shares of Common Stock upon conversion) in the event the Company makes certain additional issuances of Common Stock.

         The Series D Preferred Stock shall automatically convert two years from the date of issuance into shares of Common Stock at the Conversion Price; however, such a conversion may occur without the consent of a holder of Series D Preferred Stock only if the shares of Common Stock issuable upon such conversion may be resold publicly without restriction under applicable securities laws.

REDEMPTION

         The Series D Preferred Stock is redeemable at the option of the Company by paying to each holder of Series D Preferred Stock that amount which is equal to the closing bid price of the Company's Common Stock on the date notice of redemption is given by the Company to such holder, multiplied by the number of shares of Common Stock that would be issued upon conversion of the Series D Preferred Stock being redeemed and the dividends accrued thereon, at the Conversion Price that would be in effect on the Redemption Date, but in no event may the amount paid upon redemption be less than 110% of the Stated Value of the Series D Preferred Stock being redeemed plus accrued dividends thereon.

         The Company is required to redeem Series D Preferred Stock, or in the alternative, pay a dividend rate of 10% per annum (instead of the standard dividend rate of 5% per annum otherwise payable in accordance with the terms of the Certificate of Determination governing the terms of the Series D Preferred Stock) after the occurrence of certain triggering events, including, among other things:

               -   Failure of the Company to pay dividends when required;

               - Material breaches of the Company's agreements with purchasers of Series D Preferred Stock, including failure to register the Common Stock issuable upon conversion of Series D Preferred Stock and failure to maintain the effectiveness of any such registration;

               - Failure to maintain a Nasdaq listing for the Company's Common Stock;

               - Failure to deliver Common Stock certificates in a timely fashion after the conversion of Series D Preferred Stock; and

               -   Failure to obtain the Approval.

With respect to the last item listed above, see also the discussion in "Reason for Shareholder Approval."

LIQUIDATION RIGHTS

         Upon a voluntary or involuntary dissolution, liquidation or winding-up of the Company, the holders of Series D Preferred Stock shall be entitled to receive, before any payment or distribution shall be made on any Common Stock or any other class of preferred stock of the Company, out of the assets of the Company available for distribution to such holders, the Stated Value per share of Series D Preferred Stock and all accrued and unpaid dividends to and including the date of payment to any such holder. In the event the assets of the Company available for distribution to the holders of Series D Preferred Stock are insufficient to permit payment in full of all amounts owing to the Series D holders, then all of such assets shall be distributed proportionately among the holders of the Series D Preferred Stock to the exclusion of the holders of Common Stock or any other class of preferred stock of the Company.

         The Board of Directors has unanimously approved, and recommends that the shareholders authorize and ratify: (i) the issuance of the Preferred Shares and the Warrants, (ii) the issuance of that number of shares of the Company's Common Stock issuable upon conversion of the Series D Preferred Stock approved for issuance hereby, based on the conversion formula set forth in the Certificate of Determination governing the Series D Preferred Stock, (iii) the issuance of the maximum number of shares of Common Stock issuable upon exercise of the Warrants in accordance with the terms thereof, and (iv) the issuance of Series D Preferred Stock as a dividend upon Series D Preferred Stock approved for issuance hereby in accordance with the terms of the Certificate of Determination governing the Series D Preferred Stock.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

                                   PROPOSAL 3
                        APPROVAL OF INDEPENDENT AUDITORS

        The Board of Directors is recommending the ratification of its selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants to audit the financial statements of the Company for the 1999 fiscal year. Although ratification of the choice of auditors is not legally required, the Board believes such ratification to be in the best interests of the Company. In the event such approval of shareholders is not received, the Board will select another firm to audit the Company's financial statements. Singer, Lewak, Greenbaum & Goldstein LLP has advised the Company that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with the Company other than as accountants and auditors. A representative of Singer, Lewak, Greenbaum & Goldstein LLP is expected to be present and available to answer appropriate questions at the Annual Meeting and will be given the opportunity to make a statement if desired.

        The following resolution will be offered at the meeting:

        RESOLVED, that Singer, Lewak, Greenbaum & Goldstein LLP be and hereby is appointed as the independent certified public accountants of the Company for its 1999 fiscal year.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

                                  OTHER MATTERS

        The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

        Any shareholder who intends to present a proposal at the Company's 2000 Annual Meeting of Shareholders must deliver the proposal to the Company no later than ________, 2000 and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934 in order to have the proposal included in the proxy materials for that meeting. Any shareholder proposal submitted other than for inclusion in the Company's proxy materials for that meeting must be delivered to the Company no later than ________, 2000 or such proposal will be considered untimely. If a shareholder proposal is received after ________, 2000, the Company may vote in its discretion as to that proposal all of the shares for which it has received proxies for the 2000 Annual Meeting of Shareholders.

                             ADDITIONAL INFORMATION

        This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998. The Securities and Exchange Commission (the "Commission") maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Exhibits to the Company's Annual Report on Form 10-KSB will be made available to shareholders at no charge upon their written request to the Company, 3810 Wacker Drive, California 91752, Attention: Mr. Louis Rabman.


Mira Loma, California                   By Order of the Board of Directors
________, 1999

                                                                 [Form of Proxy]

                               BIKERS DREAM, INC.
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, as owner of ______ shares of Common Stock of Bikers Dream, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on _______________, 1999, at 9:00 a.m. local time, at the ________________, and hereby further revokes all previous proxies and appoints Herm Rosenman or Donald Duffy, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

                          Donald Duffy, Herm Rosenman,
                    Humbert Powell, John Russell, Bruce Scott

   [ ]  AUTHORITY GRANTED to                   [ ]  AUTHORITY WITHHELD to
        vote for nominees listed above,             vote for all nominees listed
        except as indicated to the                  above.
        contrary below.

              (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

      ---------------------------------------------------------------------

(2) The authorization and ratification of: (i) the issuance and sale in private placements of up to 3,090 shares (the "Preferred Shares") of the Company's Series D Preferred Stock and Common Stock Purchase Warrants to purchase up to 125,000 shares of Common Stock ("Warrants"), (ii) the issuance of that number of shares of Common Stock, issuable upon conversion of the Series D Preferred Stock being approved for issuance, based on the conversion formula set forth in the Certificate of Determination governing the Series D Preferred Stock, (iii) the issuance of the maximum number of shares of Common Stock issuable upon exercise of the Warrants in accordance with their terms; and (iv) the issuance of Series D Preferred Stock, in accordance with the terms of the Certificate of Determination governing the Series D Preferred Stock, as a dividend upon all shares of Series D Preferred Stock being approved for issuance.

        [ ] FOR                    [ ] AGAINST                       [ ] ABSTAIN

(3) The approval and adoption of a resolution appointing Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants for fiscal year 1999.

        [ ] FOR                    [ ] AGAINST                       [ ] ABSTAIN

(4) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

                                    (continued and to be signed on reverse side)

(continued from previous side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                                        Dated:____________________________, 1999

                                        ________________________________________

                                        ________________________________________

                                        Sign exactly as your name appears on
                                        your share certificate. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title. If more than one trustee, all
                                        should sign. All joint owners should
                                        sign. If a corporation, sign in full
                                        corporation name by president or other
                                        authorized officer. If a partnership,
                                        sign in partnership name by authorized
                                        person. Persons signing in a fiduciary
                                        capacity should indicate their full
                                        title in such capacity.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 [Form of Proxy]

                               BIKERS DREAM, INC.
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, as owner of ______ shares of Series A Preferred Stock of Bikers Dream, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on _______________, 1999, at 9:00 a.m. local time, at the ________________, and hereby further revokes all previous proxies and appoints Herm Rosenman or Donald Duffy, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

                          Donald Duffy, Herm Rosenman,
                    Humbert Powell, John Russell, Bruce Scott

   [ ]  AUTHORITY GRANTED to                   [ ]  AUTHORITY WITHHELD to
        vote for nominees listed above,             vote for all nominees listed
        except as indicated to the                  above.
        contrary below.

              (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

      ---------------------------------------------------------------------

(2) The authorization and ratification of: (i) the issuance and sale in private placements of up to 3,090 shares (the "Preferred Shares") of the Company's Series D Preferred Stock and Common Stock Purchase Warrants to purchase up to 125,000 shares of Common Stock ("Warrants"), (ii) the issuance of that number of shares of Common Stock, issuable upon conversion of the Series D Preferred Stock being approved for issuance, based on the conversion formula set forth in the Certificate of Determination governing the Series D Preferred Stock, (iii) the issuance of the maximum number of shares of Common Stock issuable upon exercise of the Warrants in accordance with their terms; and (iv) the issuance of Series D Preferred Stock, in accordance with the terms of the Certificate of Determination governing the Series D Preferred Stock, as a dividend upon all shares of Series D Preferred Stock being approved for issuance.

        [ ] FOR                    [ ] AGAINST                       [ ] ABSTAIN

(3) The approval and adoption of a resolution appointing Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants for fiscal year 1999.

        [ ] FOR                    [ ] AGAINST                       [ ] ABSTAIN

(4) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

                                    (continued and to be signed on reverse side)

(continued from previous side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                                        Dated:____________________________, 1999

                                        ________________________________________

                                        ________________________________________

                                        Sign exactly as your name appears on
                                        your share certificate. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title. If more than one trustee, all
                                        should sign. All joint owners should
                                        sign. If a corporation, sign in full
                                        corporation name by president or other
                                        authorized officer. If a partnership,
                                        sign in partnership name by authorized
                                        person. Persons signing in a fiduciary
                                        capacity should indicate their full
                                        title in such capacity.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 [Form of Proxy]

                               BIKERS DREAM, INC.
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, as owner of ______ shares of Series B Preferred Stock of Bikers Dream, Inc., a California corporation (the "Company"), each of which is convertible into ______ shares of Common Stock of the Company as of __________, 1999, hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on _______________, 1999, at 9:00 a.m. local time, at the ________________, and hereby further revokes all previous proxies and appoints Herm Rosenman or Donald Duffy, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

                          Donald Duffy, Herm Rosenman,
                    Humbert Powell, John Russell, Bruce Scott

   [ ]  AUTHORITY GRANTED to                   [ ]  AUTHORITY WITHHELD to
        vote for nominees listed above,             vote for all nominees listed
        except as indicated to the                  above.
        contrary below.

              (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

      ---------------------------------------------------------------------

(2) The authorization and ratification of: (i) the issuance and sale in private placements of up to 3,090 shares (the "Preferred Shares") of the Company's Series D Preferred Stock and Common Stock Purchase Warrants to purchase up to 125,000 shares of Common Stock ("Warrants"), (ii) the issuance of that number of shares of Common Stock, issuable upon conversion of the Series D Preferred Stock being approved for issuance, based on the conversion formula set forth in the Certificate of Determination governing the Series D Preferred Stock, (iii) the issuance of the maximum number of shares of Common Stock issuable upon exercise of the Warrants in accordance with their terms; and (iv) the issuance of Series D Preferred Stock, in accordance with the terms of the Certificate of Determination governing the Series D Preferred Stock, as a dividend upon all shares of Series D Preferred Stock being approved for issuance.

        [ ] FOR                    [ ] AGAINST                       [ ] ABSTAIN

(3) The approval and adoption of a resolution appointing Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants for fiscal year 1999.

        [ ] FOR                    [ ] AGAINST                       [ ] ABSTAIN

(4) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

                                    (continued and to be signed on reverse side)

(continued from previous side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                                        Dated:____________________________, 1999

                                        ________________________________________

                                        ________________________________________

                                        Sign exactly as your name appears on
                                        your share certificate. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title. If more than one trustee, all
                                        should sign. All joint owners should
                                        sign. If a corporation, sign in full
                                        corporation name by president or other
                                        authorized officer. If a partnership,
                                        sign in partnership name by authorized
                                        person. Persons signing in a fiduciary
                                        capacity should indicate their full
                                        title in such capacity.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                      EXHIBIT A


                          CERTIFICATE OF DETERMINATION
                                       OF
                               BIKERS DREAM, INC.

        Herm Rosenman and Anne Todd hereby certify that:

        A. They are the chief executive officer and secretary, respectively, of Bikers Dream, Inc., a California corporation.

        B. The number of shares of Series D Convertible Preferred Stock is 3,500, none of which has been issued.

        C. The board of directors duly adopted the following resolutions:

        WHEREAS, the articles of incorporation authorize the Preferred Stock of the corporation to be issued in series and authorize the board of directors to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares and designation of any such series, NOW THEREFORE IT IS:

        RESOLVED, that the board of directors does hereby establish a new series of Preferred Stock as follows:

        1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series D 5% Cumulative Convertible Preferred Stock (the "Series D Preferred Stock"). The number of shares of Series D Preferred Stock shall be 3,500. Each share of Series D Preferred Stock shall have a stated value equal to $1,000 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Stated Value"), and a par value of $0.01 per Series D Preferred Share.

        2. Dividends.

                (a) The Holders of outstanding shares of Series D Preferred Stock shall be entitled to receive preferential dividends in cash out of any funds of the Corporation legally available at the time for declaration of dividends before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock, Series A Preferred Stock, Series B

Convertible Preferred Stock, Series C Convertible Preferred Stock or other class of stock presently authorized or to be authorized (the Common Stock, Series A Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and such other stock being hereinafter collectively the "Junior Stock") at the rate of 5% simple interest per annum on the Stated Value per share payable quarterly commencing with the quarter ending March 31, 1999 when as and if declared; provided however that dividend payments will be made in additional fully paid and non assessable shares of Series D Preferred Stock at a rate of one share of Series D Preferred Stock for each $1,000 of such dividend not paid in cash, and the issuance of such additional shares shall constitute full payment of such dividend. Dividends may be paid at the Company's option with Series D Preferred Stock only if the Common Stock deliverable upon conversion of such Series D Preferred Stock will have been included for public resale in an effective registration statement filed with the Securities and Exchange Commission on the dates such dividends are payable and paid to the Holder, otherwise the dividend will be paid in cash.

                (b) The dividends on the Series D Preferred Stock at the rates provided above shall be cumulative whether or not earned so that if at any time full cumulative dividends at the rate aforesaid on all shares of the Series D Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the quarterly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series D Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment (but without interest thereon) before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series D Preferred Stock or any shares of any other class of stock ranking on a parity with the Series D Preferred Stock ("Parity Stock") and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of Junior Stock.

                (c) Dividends on all shares of the Series D Preferred Stock shall begin to accrue and be cumulative from and after the date of issuance thereof. A dividend period shall be deemed to commence on the day following a quarterly dividend payment date herein specified and to end on the next succeeding quarterly dividend payment date herein specified.

        3. Liquidation Rights.

                (a) Upon the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the Holders of the Series D Preferred Stock shall be entitled to receive before any payment or distribution shall be made on the Junior Stock (specifically including, without limitation, Series A Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock), out of the assets of the Corporation available for distribution to stockholders, the Stated Value per share of Series D Preferred Stock and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to Holders of the Series D Preferred Stock the Holders of the Common Stock of the Corporation and any other class of Junior Stock shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the Holders of the Series D Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the Holders of Series D Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed to the exclusion of the Holders of shares of Junior Stock ratably among the Holders of the Series D Preferred Stock.

                (b) Neither the purchase nor the redemption by the Corporation of shares of any class of stock nor the merger or consolidation of the Corporation with or into any other corporation or corporations nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for the purposes of this paragraph 3.

        4. Conversion into Common Stock. Shares of Series D Preferred Stock shall have the following conversion rights and obligations:

               (a) Subject to the further provisions of this paragraph 4 each Holder of shares of Series D Preferred Stock shall have the right at any time and from time to time from the date on which shares of Series D Preferred Stock were issued, to convert such shares into fully paid and non-assessable shares of Common Stock of the Corporation (as defined in paragraph 4(i) below) determined in accordance with the Conversion Price provided in paragraph 4(b) below (the "Conversion Price"); provided, that the aggregate Stated Value to be converted shall be at least $10,000 (unless if at the time of such conversion the aggregate Stated Value of all shares of Series D Preferred Stock registered to the Holder is less than $10,000, then the whole amount may be converted). All issued or accrued but unpaid dividends shall be converted simultaneously with the conversion of principal amount of Stated Value of Series D Preferred Stock being converted.

                (b) The number of shares of Common Stock issuable upon conversion of each share of Series D Preferred Stock shall equal (i) the sum of
(A) the Stated Value per share and (B) accrued and unpaid dividends on such share, divided by (ii) the Conversion Price. The Conversion Price shall be equal to the lesser of: (i) 110% of the average of the Closing Bid Price of the Corporation's Common Stock for the trading day immediately preceding the date of issuance of the shares of Series D Preferred Stock; or (ii) at 90% of the average of the four lowest Closing Bid Prices for the 22 trading days immediately preceding the conversion of the respective shares of Series D Preferred Stock. The Closing Bid Price shall mean the closing bid price of the Corporation's Common Stock as reported by NASDAQ or the principal exchange or market where traded.

                (c) The Holder of any certificate for shares of Series D Preferred Stock desiring to convert any of such shares may give notice of its decision to convert the shares into common stock by delivering or telecopying an executed and completed notice of conversion to the Corporation or the Corporation's Transfer Agent and delivering within three business days thereafter, the original notice of conversion and the certificate for the Preferred Stock properly endorsed for or accompanied by duly executed instruments of transfer (and such other transfer papers as said Transfer Agent may reasonably require) to the Corporation or the Corporation's Transfer Agent. Each date on which a notice of conversion is delivered or telecopied to and received by the Corporation or the Corporation's Transfer Agent in accordance with the provisions hereof shall be deemed a Conversion Date. A form of Notice of Conversion that may be employed by a Holder is annexed hereto as

Exhibit A. The Corporation will transmit the certificates representing the shares of common stock issuable upon conversion of any Series D Preferred Stock (together with the Series D Preferred Stock representing the shares not converted) to the Holder via express courier, by electronic transfer or otherwise, within seven business days after receipt by the Corporation of the original notice of conversion and the Series D Preferred Stock representing the shares to be converted ("Delivery Date"). The Holder of the shares so surrendered for conversion shall be entitled to receive (except as otherwise provided herein) on or before the Delivery Date a certificate or certificates which shall be expressed to be fully paid and non-assessable for the number of shares of Common Stock to which such Holder shall be entitled upon such conversion registered in the name of such Holder. The Corporation is obligated to deliver to the Holder simultaneously with the aforedescribed Common Stock, additional Common Stock representing the conversion at the Conversion Price of dividends accrued on the Series D Preferred Stock being converted. In the case of any Series D Preferred Stock which is converted in part only the Holder of shares of Series D Preferred Stock shall upon delivery of the certificate or certificates representing Common Stock also receive a new share certificate representing the unconverted portion of the shares of Series D Preferred Stock. Nothing herein shall be construed to give any Holder of shares of Series D Preferred Stock surrendering the same for conversion the right to receive any additional shares of Common Stock or other property which results from an adjustment in conversion rights under the provisions of paragraph (d) or (e) of this paragraph 4 until Holders of Common Stock are entitled to receive the shares or other property giving rise to the adjustment.


                In the case of the exercise of the conversion rights set forth in paragraph 4(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation or Transfer Agent of the Notice of Conversion. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record Holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record Holder of such shares of Series D

Preferred Stock so converted.

                Notwithstanding the foregoing, if the stock transfer books are closed on the date a Notice of Conversion is received by the Transfer Agent or Corporation, the conversion privilege shall be deemed to have been exercised and the person or entity shall be treated as a record Holder of shares of Common Stock on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the date such conversion privilege was exercised. The Corporation shall not be required to deliver certificates for shares of its Common Stock or new certificates for unconverted shares of its Series D Preferred Stock while the stock transfer books for such respective classes of stock are duly closed for any purpose; but the right of surrendering shares of Series D Preferred Stock for conversion shall not be suspended during any period that the stock transfer books of either of such classes of stock are closed.

                Upon the conversion of any shares of Series D Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

                The Corporation shall be required, in connection with any conversion of Series D Preferred Stock, and payment of dividends on Series D Preferred Stock to issue a fraction of a share of its Series D Preferred Stock and to deliver a stock certificate representing such fractional share.

                The Corporation and Holder may not convert that amount of the Series D Preferred Stock on a Conversion Date in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Series D Preferred Stock with respect to which the determination of this proviso is being made on such Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Corporation. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder, except as otherwise provided in clause (i) of such proviso.

                (d) The Conversion Price shall be subject to adjustment from time to time as follows:

                        (i) In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series D Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the Holders of Series D Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such Holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series D Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion pursuant to this paragraph 4(d)(i) shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event.

                        (e) (i) In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series D Preferred Stock shall have terminated, as part of such merger lawful provision shall be made so that Holders of Series D Preferred Stock shall thereafter have the right to convert each share of Series D Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a Holder of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately prior to such consolidation or merger. Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraph (d) of this paragraph 4. The foregoing provisions of this paragraph 4(e) shall similarly apply to successive mergers.

                        (ii) In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the Holders of Series D Preferred Stock shall thereafter have the right to convert each share of the Series D Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

                (f) Whenever the number of shares to be issued upon conversion of the Series D Preferred Stock is required to be adjusted as provided in this paragraph 4, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series D Preferred Stock and the Common Stock; and the Corporation shall mail to each Holder of record of Series D Preferred Stock notice of such adjusted conversion price.

                (g) In case at any time the Corporation shall propose:

                        (i) to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

                        (ii) to offer for subscription to the Holders of its Common Stock any additional shares of any class or any other rights; or

                        (iii) any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

                        (iv) the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Transfer Agent for the Series D Preferred Stock and for the Common Stock and to the Holders of record of the Series D Preferred Stock.

                (h) So long as any shares of Series D Preferred Stock shall remain outstanding and the Holders thereof shall have the right to convert the same in accordance with provisions of this paragraph 4 the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

                (i) The term Common Stock as used in this paragraph 4 shall mean the no par value Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed or shares of stock of any class of other securities and/or property into which the shares of Series D Preferred Stock shall at any time become convertible pursuant to the provisions of this paragraph 4.

                (j) The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series D Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series D Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

                (k) Subject to the provisions of this Sections, if the Corporation at any time shall issue any shares of Common Stock prior to the conversion of the entire Stated Value of the Series D

Preferred Stock and dividends on such Series D Preferred Stock (otherwise than:
(i) as provided in paragraph (d) and (e) of this Paragraph 4; or (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof as described in writing to the Holder prior to the date of issuance of Series D Preferred Stock to the Holder or in filings made by the Corporation prior to the date hereof with the Securities and Exchange Commission including all shares reserved for issuance pursuant to the Corporation's existing option and stock plans or to employees or directors of the Corporation pursuant to a stock incentive or other plan, which plan and which grant is approved by the Board of Directors of the Corporation, [(i) and (ii) above are referred to as the "Existing Option Obligations"]; or (iii) for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (y) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any received by the Corporation upon such issue of additional shares of Common Stock; and (z) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. Except for the existing Option Obligations and options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Corporation, for purposes of this adjustment, the issuance of any security of the Corporation carrying the right to convert such security into shares of Common Stock or of any warrant, right, or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

                (l) In the event a Holder shall elect to convert any shares of Series D Preferred Stock as provided herein, the Corporation cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series D Preferred Stock shall have been issued and the Corporation posts a surety bond for the benefit of such Holder in the amount of 125% of the Stated Value of the Series D Preferred Stock and dividends sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

                (m) In addition to any other rights available to the Holder, if the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 4(c) by the Delivery Date and if after the Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Corporation shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Stated Value of the shares of Series D Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Stated Value of Series D Preferred Stock, the Corporation shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In.

        5. Mandatory Conversion.

                (a) The shares of Series D Preferred Stock and dividends not previously converted into shares of Common Stock shall be converted into shares of Common Stock without further action of the Holder on the date that is two years from the date of issuance thereof ("Mandatory Conversion Date"), at the Conversion Price and on the conversion terms specified in paragraph 4(b). Deliveries of Common Stock upon Mandatory Conversion shall be made as if the Mandatory Conversion Date were a Conversion Date.

                (b) Notice of conversion of Series D Preferred Stock by the Corporation pursuant to this paragraph 5 shall be given by mail or in such other manner as may be prescribed by resolution of the Board not less than thirty (30) days prior to the Mandatory Conversion Date. As applicable, the notice shall specify the number of shares to be converted, the date fixed for conversion, and the conversion price per share.

                (c) The Holder of any certificate for shares of Series D Preferred Stock that is converted pursuant to this Section 5 shall surrender such certificate at the principal office of any transfer agent for said stock (the "Transfer Agent") properly endorsed for or accompanied by duly executed instruments of transfer (and such other transfer papers as said Transfer Agent may reasonably require). The Holder of the shares so surrendered for conversion shall be entitled to receive (except as otherwise provided herein) a certificate or certificates which shall be expressed to be fully paid and non-assessable for the number of shares of Common Stock to which such Holder shall be entitled upon such conversion registered in the name of such Holder.

                (d) On and after the Mandatory Conversion Date and notwithstanding that any certificate for shares of Series D Preferred Stock so called for conversion shall not have been surrendered for cancellation, all dividends on the Series D Preferred Stock called for conversion shall cease to accrue and the shares represented thereby shall no longer be deemed outstanding and all rights of the Holders thereof as Holders of the Corporation shall cease and terminate, except the right to receive the shares of Common Stock upon conversion as provided herein.

                (e) In no event shall a Mandatory Conversion occur without the consent of the Holder of Series D Preferred Stock at any time unless the Common Stock to be delivered upon conversion will be upon delivery and thereafter immediately resalable, without restrictive legend and upon such resale freely transferable on the transfer books of the Corporation.

        6. Voting Rights. The shares of Series D Preferred Stock shall not have voting rights.

        7. Redemption. The Corporation will have the option of redeeming the Series D Preferred Stock ("Optional Redemption") by paying to the Holder a sum of money equal to the Closing Bid Price of the Common Stock on the date notice of redemption ("Notice of Redemption) is given to a Holder ("Redemption Date") multiplied by the number of shares of Common Stock that would be issued upon conversion of the designated amount of Stated Value of Series D Preferred Stock being redeemed and the dividends accrued thereon, at the Conversion Price that would be in effect on the Redemption Date ("Redemption Amount") but in no event may the Redemption Amount be less than 110% of the Stated Value of the Series D Preferred Stock being redeemed plus the dollar amount of accrued dividends on the Series D Preferred Stock being redeemed. A Notice of Redemption may not be given in connection with any Series D Preferred Stock for which notice of conversion has been given by the Holder either before or after receipt by the Holder of a Notice of Redemption except that after receipt by the Holder of a Notice of Redemption the Holder may elect by giving written notice to the Corporation within three (3) business days of a Redemption Date to convert no more than ten percent of the Series D Preferred Stock noticed in the Notice of Redemption. The Redemption Amount (less any amount that may be converted by a Holder) must be paid in good funds to the Holder no later than the fifth business day after the Redemption Date. In the event the Corporation fails to pay the Redemption Amount by such date, then the Redemption Notice will be null and void and the Corporation will thereafter have no further right to effect an Optional Redemption. Any Notice of Redemption must be given to all Holders of Series D Preferred Stock in proportion to their holdings of Series D Preferred Stock on a Redemption Date. The minimum Redemption Amount must be no less than the sum that would be realized by the Holder on the Redemption Date of a sale of the amount of Common Stock receivable upon conversion of the amount of Series D Preferred Stock being redeemed plus the dollar amount of accrued dividends on the Series D Preferred Stock being redeemed but in no event may the Redemption Amount be less than 110% of the Stated Value of the Series D Preferred Stock being redeemed plus the dollar amount of accrued dividends on the Series D Preferred Stock being redeemed.

        8. Event of Default. The occurrence of any of the following events of default ("Event of Default") shall, after the applicable period to cure the Event of Default, cause the dividend rate of 5% described in paragraph 2 hereof to become 10% from and after the occurrence of such event, and the Holder shall have the option to require the Corporation to redeem the Series D Preferred Stock held by such Holder by the immediate payment to the Holder by the Corporation of a sum of money equal to the number of shares that would be issuable upon conversion of an amount of Stated Valued and accrued dividends designated by the Holder at the Conversion Price in effect as of the trading day prior to the date notice is given to the Corporation multiplied by the average closing ask price of the Corporation's Common Stock on such date:

                (a) The Corporation fails to pay any dividend payment required to be paid pursuant to the terms of paragraph 2 hereof or the failure to timely pay any other sum of money due to the Holder from the Company and such failure continues for a period of ten (10) days after written notice to the Corporation from the Holder.

                (b) The Corporation breaches any material covenant, term or condition of the Subscription Agreement entered into between the Corporation and Holder relating to Series D Preferred Stock (the "Subscription Agreement") or in this Certificate of Determination, and such breach continues for a period of seven (7) days after written notice to the Corporation from the Holder.

                (c) Any material representation or warranty of the Corporation made in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant thereto shall be false or misleading.

                (d) The Corporation shall make an assignment of a substantial part of its property or business for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

                (e) Any money judgment, confession of judgment, writ or similar process shall be entered against the Corporation or its property or other assets for more than $100,000, and is not vacated, satisfied, bonded or stayed within 45 days.

                (f) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation.

                (g) The failure to maintain a listing of the Common Stock on the NASDAQ SmallCap Market (or successor market, if any).

                (h) An order entered by a court of competent jurisdiction, or by the Securities and Exchange Commission, or by the National Association of Securities Dealers, preventing purchase and sale transactions in the Corporation's Common Stock.

                (i) The Corporation's failure to timely deliver Common Stock to the Holder pursuant to paragraph 4 hereof or the Subscription Agreement.

                (j) The occurrence of a Non-Registration Event as described in
Section 10.4 of the Subscription Agreement, except as otherwise provided in the Subscription Agreement.

                (k) The occurrence of an Approval Default as that term is defined in the Subscription Agreement, but such Event of Default shall apply only to Series D Preferred that can not be converted into Common Stock.

                (l) The occurrence of a Non-Effectiveness Event as described in
Section 10.4 of the Subscription Agreement that has occurred and is continuing on September 1, 1999.

        9. Status of Converted or Redeemed Stock. In case any shares of Series D Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series D Preferred Stock.

        10. Additional Restrictions. For as long as any shares of the Series D Preferred Stock are outstanding, the Corporation will not issue any preferred stock that is senior to the Series D Preferred Stock, and will not amend the terms of the Series D Preferred Stock without the written consent of 80% in interest of the Holders of the Series D Preferred Stock.

                                        BIKERS DREAM, INC.


                                        By: /s/ Herm Rosenman
                                           -------------------------------------
                                           Herm Rosenman


                                        By: /s/ Anne Todd
                                           -------------------------------------
                                           Anne Todd

        The undersigned declare under penalty of perjury under the laws of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge and that this declaration was executed on January 26, 1999.



                                        /s/ Herm Rosenman
                                            ------------------------------------
                                            Herm Rosenman



                                        /s/ Anne Todd
                                            ------------------------------------
                                            Anne Todd

                                    EXHIBIT A

                              NOTICE OF CONVERSION

        (To Be Executed By the Registered Holder in Order to Convert the
           Series D Convertible Preferred Stock of Bikers Dream, Inc.)

        The undersigned hereby irrevocably elects to convert $______________ of the Stated Value of the above Series D Convertible Preferred Stock into shares of Common Stock of Bikers Dream, Inc. (the "Corporation") according to the conditions hereof, as of the date written below.

Date of Conversion:_______________________________________________

Applicable Conversion Price Per Share:____________________________


Conversion Price Calculated Pursuant to:
Section 4(b)(i):_________________   or 4(b)(ii)___________________


If pursuant to 4(b)(ii), the four dates and closing prices employed are:

(1)_____________/$______________    (2)______________/$___________

(3)_____________/$______________    (4)______________/$___________


Number of Common Shares Issuable Upon This Conversion:____________


Signature:________________________________________________________


Print Name:_______________________________________________________


Address:___________________________________________________________

-------------------------------------------------------------------


Deliveries Pursuant to this Notice of Conversion Should Be Made to:

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

                                                                      EXHIBIT B


THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BIKERS DREAM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                        Right to Purchase _____ Shares of Common
                                        Stock of Bikers Dream, Inc. (subject to
                                        adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. ____                                                      February ___, 1999

        Bikers Dream, Inc., a corporation organized under the laws of the State of California (the "Company"), hereby certifies that, for value received,______________, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company after February 5, 1999 at any time or from time to time before 5:00 p.m., New York time, on February 5, 2004 (the "Expiration Date"), up to ____________ fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, of the Company, at a purchase price of $4.125 per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

        (a) The term Company shall include Bikers Dream, Inc. and any corporation which shall succeed or assume the obligations of Bikers Dream, Inc. hereunder.

        (b) The term "Common Stock" includes (a) the Company's Common Stock, no par value per share, as authorized on the date of the Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

        (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

        1. Exercise of Warrant.

                1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the Subscription Form") duly executed by such holder, to the Company at its principal office or at the office of its Warrant agent (as provided in Section 11), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

                1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes), may request, the number of shares of Common Stock for which such Warrant may still be exercised.

                1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a

Determination Date shall mean:

                        (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                        (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                        (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                        (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 10 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

        2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable Securities Laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3. Adjustment for Reorganization, Consolidation, Merger, etc.

                3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

                3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3.3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does continue in full force and effect after the consummation of the transaction described in this Section 3.3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

        4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

        5. Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of

Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

        6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

        7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable Securities Laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

        8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        9. Registration Rights. The holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Subscription Agreement entered into by the Company and Subscribers of the Company's Series D Preferred Stock at or prior to the issue date of this Warrant. The terms of the Subscription Agreement are incorporated herein by this reference. Upon the occurrence of a Non-Registration Event as described in the Subscription Agreement other than the case of a Non-Effectiveness Event, or upon the occurrence of a Non-Effectiveness Event (as described in the Subscription Agreement) that is continuing on September 1, 1999, in the event the Company is unable to issue Common Stock upon exercise of this Warrant that has been registered in the Registration Statement described in Section 10.1(iv) of the Subscription Agreement, then upon receipt by the Company of notice that the Holder of this Warrant would exercise this Warrant but for the Company's inability to issue such Common Stock upon exercise of this Warrant, then the Company will pay to the Holder of this Warrant, in lieu of delivering Common Stock, a sum equal to the closing ask price of the Company's Common Stock on NASDAQ SmallCap or such other principal trading market for the Company's Common Stock on the trading date immediately preceding the date notice is given by the Holder, less the exercise price of this Warrant, for each share of Common Stock designated in such notice from the Holder.

        10. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

        11. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

        12. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

        13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

        IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                        Bikers Dream, Inc.


                                        By:
                                           -------------------------------------
                                           Herm Rosenman, CEO


Witness:


------------------------------

                                    Exhibit A



                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)


TO: Bikers Dream, Inc.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ______ shares of Common Stock of Bikers Dream, Inc. and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to __________ whose address is ____________________________________ .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:___________________

                                        ----------------------------------------
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)
                                        ----------------------------------------
                                        (Address)

                                    Exhibit B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)


                For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Bikers Dream, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Bikers Dream, Inc. with full power of substitution in the premises.

===============================================================================================
                                   Percentage                               Number
          Transferees              Transferred                            Transferred
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

===============================================================================================


Dated:                  , 19
      ------------------    ----        ----------------------------------------
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        warrant)

Signed in the presence of:


--------------------------------        ----------------------------------------
             (Name)                                     (address)

                                        ----------------------------------------
ACCEPTED AND AGREED:                                    (address)
[TRANSFEREE]


---------------------------------
            (Name)